Supplement dated May 1, 2018 to the following booklets dated May 1, 2018:

Variable Fund D Variable Annuity
Adjustable Income Annuity

Securian Funds Trust Changes
On May 1, 2018 Advantus Capital Management Inc. is changing its name to Securian Asset Management, Inc. ("Securian AM")

Effective as of the date of the name change, the Securian
Funds Trust (SFT) Funds will undergo name changes as detailed below:


Current SFT Fund Name
SFT Advantus Bond Fund
SFT Advantus Government Money Market Fund
SFT Advantus Index 500 Fund
SFT Advantus International Bond Fund
SFT Advantus Mortgage Securities Fund


New SFT Fund Name
SFT Core Bond Fund
(Note the addition of 'Core' to the Fund's name)
SFT Government Money Market Fund
SFT Index 500 Fund
SFT International Bond Fund
SFT Mortgage Securities Fund